Exhibit C1

                                 SIXTH AMENDMENT
                            TO MCI CARRIER AGREEMENT (2)

This Sixth amendment is made as of this first day of March, 1996 ("Effective Date") between GENERAL COMMUNICATIONS, INC. ("Customer") with offices at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503 and MCI TELECOMMUNICATIONS CORPORATION ("MCI") with offices at 1801 Pennsylvania Avenue, N.W., Washington, DC 20006.

WHEREAS, Customer and MCI entered into a MCI Carrier Agreement that was fully executed by the parties as of January 1, 1993, and amended on April 20, 1994, July 26, 1994, October 1, 1994, September 25, 1995 and April 1, 1996.

WHEREAS, Customer and MCI desire to enter into this amendment for the purpose of amending the Agreement,

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Customer and MCI agree as follows:

1. Paragraph 8 of the Agreement shall be deleted and the following inserted in its place:

         8        Term.

                  The service term shall be for a term of five (5) years beginning on the first (1st) day of April, 1996 and ending March 31, 2001. The term shall be automatically extended for ten one (1) year periods through and including March 31, 2011 unless either party elects to cancel the renewal periods by giving written notice of non-renewal at least one year prior to the commencement of any renewal term. Nothing contained herein, however, shall modify or be deemed to modify MCI's right to terminate this Agreement either as provided herein, or as authorized in Section B-11.01, immediately upon notice to Customer if Customer fails or refuses to provide alternative or additional security requested pursuant to Section B-7.04 of the Tariff, or to terminate provision of service for any other cause as provided for in Section B-11.01 of the Tariff.

IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Amendment on the date indicated below.


MCI TELECOMMUNICATIONS                               GENERAL COMMUNICATION, INC.
CORPORATION


/s/                                                  /s/
------------------------------                       --------------------------
Authorized Signature                                 Authorized Signature


----------------------
2 In this document "****" are used in place of redacted information.

ASS00891.WP5                                                                 18

James M. Schneider                                   William C. Behnke
Senior Vice President                                Senior Vice President

------------------------------                       --------------------------
Print Name and Title                                 Print Name and Title


         ___                                         March 20, 1996
------------------------------                       --------------------------
Date                                                 Date


ASS00891.WP5                                                                 19

                                                                      Exhibit C2

                               FOURTH AMENDMENT TO
                             MCI CARRIER AGREEMENT (3)


This FOURTH AMENDMENT is made as of this 25th day of September, 1995, between MCI TELECOMMUNICATIONS CORPORATION ("MCI") and GENERAL COMMUNICATIONS, INC. ("GCI"), with offices located at 1801 Pennsylvania Avenue, N.W., Washington, DC 20006.

WHEREAS, MCI and GCI entered into an MCI Carrier Agreement, effective as of January 1, 1993, which was subsequently amended by (i) an Amendment to the MCI Carrier Agreement ("First Amendment"), executed April 20, 1994, (ii) an Amendment No. 1 ("Second Amendment"), executed July 26, 1994, and (iii) a Third Amendment ("Third Amendment"), dated as of October 1, 1994 (as so amended, the "Agreement"); and

WHEREAS, MCI and GCI desire to enter into this Fourth Amendment for the purpose of further amending the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MCI and GCI agree as follows:

         1. The first paragraph under Paragraph 2 of the Agreement ("Monthly Commitment") is hereby amended by:

                  (a) adding in clause (i) of said paragraph, after the words "MCI 800 DAL Service," the words "MCI Connections Card Service"; and

                  (b) adding in clause (ii) of said paragraph, after the words "International 800 DAL Service," the words "MCI International Connections Card Service".

         2.       Paragraph 3(a) of the Agreement is hereby amended by:

                  (a)  replacing   the  PRISM  I  Rate  of   "*****************"
                  appearing   in   paragraph    3(a)(1)   with   the   rate   of
                  "***********************"; and

                  (b) adding the  following  as  subparagraph  (2) to  paragraph
                  3(a):
                           "2) Customer agrees that, during each month, at least ************* of its domestic interstate PRISM I Service will be during the non-Business Day (off-peak) time period. If such level is not met during any month, the Prism I Rate referred to in paragraph (a)(1) above shall be $*************** for such month."

         3. Paragraphs 3(c)(1)(A) and (B) of the Agreement are hereby deleted and the following inserted in their place:

                  "1. (A) Customer agrees that during each monthly billing period of the service term, Customer will purchase from MCI as a part of the overall Monthly Commitment contained


----------------------
3 In this document "****" are used in place of redacted information.

ASS00891.WP5                                                                 20
                  in Paragraph 2, at least ****************** of domestic interstate MCI 800 DAL Service (net of taxes and tax-related surcharges)(hereinafter "800 DAL Subcommitment").

                  (B) For domestic interstate inbound 800 services terminating via dedicated access to an MCI point of presence, Customer will pay, in addition to all applicable taxes and tax-related surcharges, the ******************* rate per minute of **********************."

         4. Paragraph 3 of the Agreement is hereby amended by adding the following as paragraph (3)(i) thereto:

                  (i)      MCI Connections Card Service.

                           Customer  will receive the rates,  service  terms and
                  conditions for interstate and international MCI Connections Card Service set forth in Exhibit D.

         5. Attachment 1 to this Fourth Amendment is hereby added as Exhibit D to the Agreement and is made a part thereof.

         6. Attachment 2 to this Fourth Amendment is hereby added as Exhibit E to the Agreement and is made a part thereof.

         7. This Fourth Amendment will, upon due execution by both, become effective as of the first day of July, 1995.

         8. Except as expressly provided in this Fourth Amendment, all of the terms and conditions contained in the Agreement shall remain in full force and effect.

         9. This Fourth Amendment, together with the Agreement, is the complete agreement of the parties and supersedes all other prior agreements and representations concerning its subject matter.

         10. This offer will remain open and be capable of being accepted by GCI until July 31. Any and all prior offers made to GCI, whether written or oral, shall be superseded by this offer. Any further amendments must be in writing and signed by both parties.


GENERAL COMMUNICATIONS, INC.                         MCI TELECOMMUNICATIONS
                                                           CORPORATION

/s/                                                  /s/
------------------------------                       --------------------------
Authorized Signature                                 Authorized Signature


Wilson Hughes                                        Gordon T. Bouska
Executive Vice President                             Director

------------------------------                       --------------------------
Print Name and Title                                 Print Name and Title


    7/31/95                                              9/25/95
------------------------------                       --------------------------
Date                                                 Date


ASS00891.WP5                                                                 21

                                  ATTACHMENT 1
                                       TO
                    FOURTH AMENDMENT TO MCI CARRIER AGREEMENT

                                    Exhibit D

                          MCI CONNECTIONS CARD SERVICE

A.       MCI Connections Card Service Discounts.

                  1) Customer shall receive the following effective discounts on its usage of international MCI Connections Card Service (only accessed by dialing an MCI-provided 800 number other than (800) 950-1022 in accordance with Section C-A.05, Footnote 2, of the Tariff or any successor tariffed provision) as determined by Customer's overall Monthly Usage:

                            Overall
                         Monthly Usage                                Discount
                    -------------------                               --------
                    $10,000 to $ 24,999                               ********%
                    $25,000 to $ 49,999                               ********%
                    $50,000 to $149,999                               ********%
                   $150,000 to $249,999                               ********%
                   $250,000 to $499,999                               ********%
                   $500,000 and above                                 ********%

                  2) The following international MCI Connections Card surcharges shall be charged on all direct dial MCI Connections Card calls.

From                                To                               Direct Dial
----                                --                               -----------
United States                       U.S., Puerto Rico
("U.S.")                            and U.S. Virgin
                                    Islands                            $*******

Puerto Rico                         U.S.                               $*******

U.S. Virgin Islands                 U.S.                               $*******

U.S., Puerto Rico                   Canada
and U.S. Virgin
Islands                                                                $*******

U.S. Puerto Rico                    International Locations
and U.S. Virgin                     Other than Canada                  $*******
Islands

Canada                              U.S., Puerto Rico and
                                    U.S. Virgin Islands                $*******

Canada                              International Locations            $*******


ASS00891.WP5                                                                 22

         3) The above discounts shall apply only to Customer's usage charges for international MCI Connections Card Service provided pursuant to the Tariff but not to charges for monthly recurring, MCI Connections Card surcharges, installation, taxes or surcharges applicable to MCI Service(s), Directory Assistance, MCI intrastate charges and charges for local access/egress services or facilities associated with MCI Connections Card Service.

         4) The above discounts for MCI Connections Card Service are in Lieu of any tariffed discounts including, without limitation, the discounts for MCI Connections Card Service available under MCI VIP, MCI VIP Plus, MCI MOD and MCI CAS Service.

         5) For MCI Connections Card Service (only accessed by dialing an MCI-provided 800 number other than (800) 950-1022), Customer shall pay MCI for the fulfillment costs associated with Customer's usage of MCI Connections Card Service plus pay MCI an administrative charge for handling fulfillment in an amount equal to ******************* of the fulfillment costs.

         6) For MCI Connections Card Service (only accessed by dialing an MCI-provided 800 number other than (800) 950-1022), MCI shall provide the fraud detection procedures set forth in Exhibit E, attached hereto and incorporated herein by reference. Customer shall be responsible for all fraud associated with its usage of MCI Connections Card Service, except as set forth in Exhibit E.


ASS00891.WP5                                                                 23

                                  ATTACHMENT 2
                                       TO
                    FOURTH AMENDMENT TO MCI CARRIER AGREEMENT

                                    EXHIBIT E

                 MCI CONNECTIONS CARD FRAUD DETECTION PROCEDURES

                     ======================================

All calling card calls will be validated by MCI to permit only those calls authorized or facilitated by General Communications, Inc. or legitimate card holders. MCI will, at the direction of Customer, preclude all calls utilizing expired or terminated calling card numbers and will be responsible for all fraudulent use, unauthorized use, misuse, or abuse of calling cards occurring after MCI receives actual notice of the expiration or termination of a calling card or receives specifically detailed written notification concerning any card which has been lost, stolen, compromised or which Customer has reason to believe is or may be used fraudulently. MCI will deactivate a calling card within four
(4) hours of receipt by MCI's Consumer Markets Fraud Detection of a request by Customer.

In addition, all calling card calls will be monitored by MCI for fraudulent use, unauthorized use, misuse or abuse on a twenty four (24) hour a day, seven (7) days a week basis. MCI shall establish fraud prevention, detection and minimization procedures so that fraudulent use arising from lost or stolen calling cards and potential disruption to authorized card holders will be minimized.

MCI will not hold the customer responsible for "service fraud" associated with the unauthorized use of an MCI calling card. "Service fraud" can best be described as unauthorized use of an MCI Connections Card following the involuntary theft or loss of a card which was not intentionally facilitated or impliedly authorized by an authorized user. "Service fraud" often follows the theft of a wallet, purse or briefcase, or sometimes is the result of "shoulder surfing" (thieves observing/recording authorization codes) which occurs at payphones located in airports, bus terminals, train stations and the like. MCI shall not be responsible for 0losses caused by fraudulent information submitted by a card holder in subscribing for calling card services or for usage which was intentionally facilitated or impliedly authorized by an authorized user.

In the event that MCI is unable to contact Customer of suspected abuse of the calling card, in order to minimize potential abuse, MCI will deactivate any calling card which has exceeded established fraud detection parameters or which MCI has reason to believe is or may be used fraudulently.


ASS00891.WP5                                                                 24

                                                                      Exhibit C3
                                THIRD AMENDMENT (4)

This Third Amendment is made as of this 1st day of October, 1994 ("Effective Date") between GENERAL COMMUNICATIONS, INC. ("Customer") with offices at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503 and MCI TELECOMMUNICATIONS CORPORATION ("MCI") with offices at 1801 Pennsylvania Avenue, N.W., Washington, DC 20006.

WHEREAS, Customer and MCI entered into an MCI Carrier Agreement that was fully executed by the parties as of January 1, 1993 and amended on April 20, 1994 and July 26, 1994.

WHEREAS, Customer and MCI desire to enter into this Amendment for the purpose of amending the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, Customer and MCI agree as follows:

1. The first paragraph of Paragraph 3 of the Agreement shall be deleted and replaced with the following:

         Subject to Paragraph 2 herein, Customer shall receive the following rates:

         Rates set forth in this Paragraph 3 do not include charges for installation, taxes, tax-related surcharges, any other applicable surcharges, the Central Office Connection and Access Coordination charges specified in this Paragraph 3 and, without limitation, any other applicable access charges in the Tariff, which are addition. Rates are in lieu of any discounts and credits otherwise applicable pursuant to the Tariff.

         For T-1 digital  channelized  access,  Customer shall pay MCI a monthly
         recurring       Central      Office      Connection      charge      of
         ***************************** per circuit and a monthly recurring Access Coordination charge of ******************* per circuit for MCI network circuits installed prior to the Effective Date of this Third Amendment and currently utilized by Customer, and for MCI network circuits installed after the Effective Date of this Third Amendment; provided, however, Customer shall receive a monthly credit for its Central Office Connection charges, such total credit not to exceed ****************************** in a month. Such charges shall be in effect for the remaining service term of the Agreement, after which Customer shall pay standard Tariffed rates for all such circuits.

Except as expressly provided in this Third Amendment, all of the terms and conditions contained in the Agreement shall remain in full force and effect.


----------------------
4 In this document "****" are used in place of redacted information.

ASS00891.WP5                                                                 25

MCI TELECOMMUNICATIONS                               GENERAL COMMUNICATIONS,
CORPORATION                                          INC.


/s/                                                  /s/
------------------------------                       --------------------------
Authorized Signature                                 Authorized Signature


                                                     Gene R. Strid
                                                     Vice President Engineering

------------------------------                       --------------------------
Print Name and Title                                 Print Name and Title


                                                     October 19, 1994
------------------------------                       --------------------------
Date                                                 Date


ASS00891.WP5                                                                 26

                                                                      Exhibit C4


                                AMENDMENT NO. 1 (5)
                               [Second Amendment]

WHEREAS,  the Parties hereto,  MCI  TELECOMMUNICATIONS  CORPORATION  ("MCI") and
GENERAL  COMMUNICATIONS,   INC.  ("Customer"),  entered  into  and  MCI  Carrier
Agreement ("Agreement") with an effective date of January 1, 1993; and

WHEREAS, the Parties, for good and valuable consideration, now desire to amend said Agreement.

NOW, THEREFORE, the Parties agree that the Agreement shall be amended as follows:

1. In Paragraph 2 Monthly Commitment in line 7, after ". . . MCI 800 DAL Service. . ." insert "MCI Carrier Operator Services, ".

2. In Paragraph 3 MCI VIP, MCI 800 MOD, and MCI CAS Service, after Paragraph 3(f)(2), insert a new Paragraph 3(g):

                           3(g)     MCI Carrier Operator Services

                                    1.   Customer   shall  receive  MCI  Carrier
                           Operator Services under the terms and conditions contained herein and the terms, conditions and pricing contained in Attachment A.

3.       Add Attachment A to the Agreement as the last two pages.

Except as herein modified or amended, the provisions, conditions and terms of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties hereto, each acting with proper authority, have executed this Amendment.

GENERAL COMMUNICATIONS, INC.                         MCI TELECOMMUNICATIONS
                                                           CORPORATION

/s/                                                  /s/
------------------------------                       --------------------------
Authorized Signature                                 Authorized Signature


Emily Thatcher                                       Alan B. Catherall
------------------------------                       --------------------------
Printed Name                                         Printed Name

Planning Manager                                     V.P. Finance/Admin
------------------------------                       --------------------------
Title                                                Title


June 28, 1994                                        July 26, 1994
------------------------------                       --------------------------
Date                                                 Date


----------------------
5 In this document "****" are used in place of redacted information.

ASS00891.WP5                                                                 27

                                  ATTACHMENT A

                          MCI CARRIER OPERATOR SERVICES


Customer is interested in buying MCI Carrier Operator Services for resale and MCI is interested in providing such services to Customer. In order to accomplish those purposes the parties hereby agree as follows:

1.       Operator Services.

         (a) MCI shall provide Customer with MCI Carrier Operator Services as such service is delineated in applicable tariffs, including MCI Tariff FCC No. 1 (the "Tariff") and, except as provided herein, at the rates contained in the Tariff.

         (b) "Operator Service Calls" mean long distance calls dialed with the 0+, 01+ or 00- dialing pattern (and excluding calls dialed with the 950-XXXX and 800 dialing patterns).

         (c) Customer shall not use any service mark or trademark of MCI or refer to MCI in connection with any service provided hereunder without the prior written approval of MCI.

         (d) Call Originating Identification Information. MCI must receive electronic call origination identification ANI information for each call carried hereunder. If the Originating Site uses Feature Group D local access service, the required call origination identification information is automatically supplied by the local exchange company. If the Originating Site uses a type of local access service other than Feature Group D local access service, the Originating Site shall cause electronic call origination identification information (in a form acceptable to MCI) to be supplied to MCI at the initiation of each call.

(e)      Emergency Calls.

         (1) Each Originating Site shall configure its system so that 911 emergency calls, where available, and similar emergency calls, will be automatically routed to the appropriate party or clearing house without the intervention of MCI. Emergency calls which do reach a MCI operator shall be handled in accordance with MCI standard operating procedures.

         (2) If Customer or MCI provides an emergency number database, Customer agrees to indemnify and hold MCI harmless from any and all claims, damages, fines, penalties and any other liabilities (including attorney fees) arising out of the inaccuracy of any information or the inadequacy of any procedure or personnel.


(f)      Private Payphones.

         (1)      Private payphone lines must be classed as "07" COCOT.

         (2) All payphones must have Billed Number Screening ("BNS"), if available. If BNS is not available, the Customer will be responsible for calls billed to any lines without BNS.

         (3) Unless otherwise permitted by law, all 0- calls must be passed to the Local Exchange Carrier ("LEC").

         (4)      Payphones must not block 950-XXXX or 1-800-XXX-XXXX calls.

ASS00891.WP5                                                                 28

         (5) All payphones must have "011" blocking at the central office, if available. If international blocking is not available, or if Customer chooses not to block "011" calls, then Customer assumes responsibility for any international fraud.

         (6) For Premises Telephones located in condominiums, Customer shall be liable for all charges attributable to the failure of Customer to secure screening which prevents 1-10XXX domestic and international dialing and which indicates to operators that the telephone is restricted to prohibit billing of the original ANI.

         (7) Customer shall be responsible for any fraud resulting from its purchase and use of MCI Carrier Operator Services.

(g) Compliance. Customer will comply with applicable federal, state and local laws and regulations, including without limitation, laws and regulations relating to operator service during the term of this Agreement. Examples of laws relating to operator service are described in Exhibit A, "Compliance with Federal and State Operator Service Law". MCI takes no responsibility for any omissions or misstatements contained in Exhibit A.


(h)      Authority.

         (1) Customer warrants that it is authorized to select the operator services carrier for the telephones served by Customer pursuant to this Agreement. Customer agrees that if any other party makes any claims against MCI for commissions from such telephones, Customer will responsible for any such claim. Customer shall indemnify MCI and hold MCI harmless from any loss, cost or expense resulting from such claim and will pay MCI's reasonable attorney's fees resulting from any such claim.

         (2) If Customer is an agent of the premises owner or telephone owner for the Premises Telephones, Customer shall obtain the written agreement of each premises owner and telephone owner for each Premises Telephone authorizing Customer to select the operator service carrier for the Premises Telephones and Customer will submit a copy of such authorization to MCI upon request. MCI may take steps to confirm compliance with this provision, including, without limitation, contacting premises owners and telephone owners whose telephones are submitted by Customer.

(i)      Liability.

         Except in cases involving proved willful or wanton misconduct, MCI's liability to Customer is limited to its obligation to provide service as described herein. MCI SHALL NOT BE LIABLE FOR ANY INDIRECT, SPECIAL INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE LOSS OR DAMAGE OF ANY KIND, INCLUDING LOST PROFITS (WHETHER OR NOT MCI WAS AWARE OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE), BY REASON OF ANY ACT OF OMISSION IN ITS PERFORMANCE UNDER THIS AGREEMENT. Customer shall indemnify and hold MCI harmless against any and all claims, losses, liabilities, damages, costs or expenses arising out of or related to this Agreement and shall pay MCI's reasonable attorney's fees resulting from any such claim.

2. Rates. The rates in the following schedule shall be charged on Customer's usage of MCI Carrier Operator Services. The automated rate will be charged from the time a call reaches a node until the call is terminated. The live rate will be charged in addition to automated rates for the portion of each call that is handled by a live operator.

ASS00891.WP5                                                                 29

                                         Automated          Live
          Monthly Attempts               Rate/Sec.          Rate/Sec.
          ----------------               ---------          ---------s
                  0 -    50,000          $*******           $*******
             50,001 -   100,000          $*******           $*******
            100,001 -   200,000          $*******           $*******
            200,001 -   500,000          $*******           $*******
            500,001 - 1,000,000          $*******           $*******
          1,000,001 - 1,500,000          $*******           $*******
          1,500,000+                     $*******           $*******

3. Rate Quotes. If Customer has provided the appropriate rate information, MCI will provide real-time rate quotes to callers. However, Customer shall indemnify MCI and hold MCI harmless from any and all claims, damages, fines, penalties or other liabilities (including attorney fees) arising from the inaccuracy of any information of the inadequacy of any procedures or personnel.

4. Customer Service. Customer agrees that all customer service calls (i.e., billing disputes, troubles, general inquiries) shall be routed to Customer's customer service via a Customer-provided 800 number.

5. Language Assistance. Customer agrees that if, on a monthly basis, calls utilizing MCI Carrier Operator Services language assistance exceed ********************, Customer shall pay ********* the Tariff rate for all calls exceeding ********************.

6. Brand. Customer agrees that it will resell MCI Carrier Operator Services in its own name only.

7. Service Delivery. Customer agrees that it will receive and deliver all MCI Carrier Operator Services calls from/to one of the three (3) MCI automated nodes via an MCI TDS-1.5 or TDS-45 circuit.

8. Billing. Customer agrees to be responsible for all end-user billing for operator services and further agrees that if MCI provides rating and/or recording services for billing, Customer shall indemnify and hold MCI harmless from any and all claims, damages, fines, penalties or other liabilities (including attorney fees) arising from the inaccuracy of any information of the inadequacy of any procedures or personnel.

9. Forecasting. Customer agrees to provide a written monthly forecast for automated and life MCI Carrier Operator Services to be received by MCI no later than ten (10) days prior to the beginning of each month.

10. Average Speed of Answer. If Customer's actual use of automated and live MCI carrier services is less than ***************** above Customer's monthly forecast as required in Paragraph 9 above, MCI agrees to provide an Average Speed of Answer ("ASA") of ********************* or less.

11. Force Majeure. If because of force majeure, MCI is unable wholly or in part to carry out any of its obligations under this Agreement, such obligations shall be suspended for the duration of the event of force majeure. During the continuance of such force majeure, MCI shall incur no liability by reason of its failure to perform the obligation so suspended, provided, however, that the disabling effect of such force majeure shall be eliminated as soon as and to the extent reasonable possible. The term "force majeure" as used herein shall include switch, radio or cable failure, cable cut, acts of God, riots, insurrection, war, labor dispute, fire, flood, explosion, orders or acts of military or civil authority, and any other cause beyond MCI's reasonable control.

ASS00891.WP5                                                                 30

12. Complete Agreement. This Agreement is the entire agreement of the parties with respect to its subject matter and supersedes all prior agreements and understandings, whether written or oral, concerning the subject matter. This Attachment cannot be amended, or assigned by Customer, except by a written agreement signed by both parties.


ASS00891.WP5                                                                 31

                                                                      Exhibit C5

                              MCI CARRIER ADDENDUM
                              MCI 800 DIAL SERVICE (6)
                                [First Amendment]

This  MCI  Carrier   Addendum   ("Addendum")   between  MCI   TELECOMMUNICATIONS
CORPORATION ("MCI") and GENERAL COMMUNICATIONS, INC. ("Customer") is subject to the Communications Act of 1934, as amended.

MCI will provide to Customer, and Customer will receive from MCI, interstate and international telecommunications services provided pursuant to this Addendum, and intrastate service pursuant to MCI's tariffs governing such service. This Addendum incorporates by reference the terms of MCI Tariff FCC No. 1 ("Tariff"), which Tariff may be modified from time to time by MCI in accordance with law and thereby affect the services furnished Customer, except that the following terms and conditions shall supplement or, to the extent inconsistent, supersede Tariff terms and conditions and shall remain in effect throughout the service term.

1. Customer agrees that in each consecutive twelve (12) month period of the term of this Agreement ("Annual Period") its invoiced domestic usage of MCI 800 DAL Service, pursuant to the MCI Carrier Agreement between the parties dated January 1, 1993 and amended on February 1, 1994 ("Agreement"), shall equal or exceed *************************************** before application of any credits received hereunder ("Annual 800 DAL Subminimum").

2. The term of this Addendum may not exceed the term of the Agreement and shall be for three (3) years.

3. In exchange for the Annual 800 DAL Subminimum commitment, Customer shall receive the following in lieu of Tariffed or other promotions or credits applicable to MCI 800 DAL Service for which Customer might otherwise be eligible:

         A. Signing Bonus: Customer shall receive a one-time credit equal to ********************* of Customer's Annual 800 DAL
                  Subminimum. The on-time credit shall appear on Customer's fourth (4th) monthly invoice and shall be applied to Customer's total monthly interstate usage under the Agreement, provided, however, that in no event shall the credit exceed
                  *********************************.

         B. Annual 800 Credit(s): At the conclusion of each Annual Period of the term of this Addendum in which Customer's annual invoiced domestic usage of MIC 800 DAL Service equals or exceeds the Annual 800 DAL Subminimum, Customer shall receive a credit equal to ***************** of Customer's invoiced domestic MIC 800 DAL usage for the preceding Annual Period. The credit shall be applied to Customer's combined interstate monthly usage under the Agreement invoiced in the month following the conclusion of the appropriate Annual Period and shall not exceed **************************************, provided, however, that Customer shall not receive any credit pursuant to this subparagraph B unless and until Customer has fully complied with the requirements of Paragraph 2 of the Agreement.

4. If Customer fails to attain the Annual 800 DAL Subminimum in any Annual Period, for that Annual Period: (a) Customer shall repay a prorata portion of the 800 Bonus described in Paragraph 3A based

----------------------
6 In this document "****" are used in place of redacted information.


ASS00891.WP5                                                                 32
upon the difference between Customer's actual annual domestic 800 usage hereunder and Customer's Annual 800 Subminimum; (b) Customer shall not receive an Annual 800 Credit as described in Paragraph 3B for that Annual Period; and
(c) Customer shall pay an underutilization charge (which Customer agrees is reasonable) equal to ********************* of the difference between the Annual 800 Subminimum and Customer's actual invoiced annual domestic 800 usage.
5. If Customer terminates this Addendum or the Agreement during the term of this Addendum for reasons other than for cause or to take service under another arrangement with MCI having equal or greater term and volume requirements or if MCI terminates the Agreement or this Addendum for cause, then Customer will pay MCI within thirty (30) days of the effective date of such termination an amount equal to ********************* of the difference between Customer's actual annual domestic 800 usage hereunder and Customer's Annual 800 Subminimum, or a pro rata portion thereof for any partial year, for each Annual Period remaining in the term after termination, plus repay all credits previously received hereunder.

6. Customer shall not disclose to any third party any of the terms and conditions set forth herein unless such disclosure is lawfully required by any federal governmental agency, is otherwise required to be disclosed by law, or is necessary in any legal proceeding establishing rights and obligations under the Agreement or this Addendum. In the event of any unpermitted third party disclosure hereunder, MCI's remedy shall be pursuant to Paragraph 12 of the Agreement. This Addendum may not be assigned by Customer.

7. Except as expressly provided in this Addendum, all of the terms and conditions contained in the Agreement shall remain in full force and effect. Notwithstanding the foregoing, MCI may, if required by applicable law, file appropriate tariff provisions governing the offering under this Addendum. When effective, such provisions shall be controlling, notwithstanding anything to the contrary in this Addendum. In the event that regulatory authority does not permit required tariff provisions to become effective, either party may, upon written notice to the other, terminate this Addendum without termination liability.

In order to be eligible for this offer, an authorized officer of Customer must confirm Customer's acceptance of the above terms and conditions by executing this Promotion where indicated below no later than March 7, 1994. If signed by Customer and returned to MCI on or before March 7, 1994, this Amendment will be effective on February 1, 1994. If this Amendment is not signed by Customer and received by MCI on or before March 7, 1994, this Amendment will be effective on the first day of the first full month following execution of this Amendment by both parties.

ACCEPTED AND AGREED TO:

GENERAL COMMUNICATIONS, INC.                         MCI TELECOMMUNICATIONS
                                                           CORPORATION

/s/                                                  /s/
------------------------------                       --------------------------
Authorized Signature                                 Authorized Signature


Wilson Hughes
Executive Vice President                             Vice President
------------------------------                       --------------------------
Title                                                Title


    3/7/94                                              4/20/94
------------------------------                       --------------------------
Date                                                 Date

ASS00891.WP5                                                                 33